SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(A) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:

            |_|   Preliminary Proxy Statement
            |_|   Confidential, for Use of the Commission
                  Only (as permitted by Rule 14a-6(e)(2))
            |X|   Definitive Proxy Statement
            |_|   Definitive Additional Materials
            |_|   Soliciting Material Pursuant to ss.240.14a-12

                              THERMODYNETICS, INC.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

            |_|   Fee paid previously with preliminary materials:

            |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

                  --------------------------------------------------------------

            (2)   Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

            (3)   Filing Party:

                  --------------------------------------------------------------

            (4)   Date Filed:

                  --------------------------------------------------------------

[Thermodynetics logo]

                    ----------------------------------------

                              THERMODYNETICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    ----------------------------------------

                                October 22, 2002

      The Annual Meeting of Stockholders of Thermodynetics, Inc. (the "Company") for fiscal year ended March 31, 2002 will be held at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 on Tuesday, October 22, 2002 at 9:30 A.M. (EST) for the purpose of considering and acting upon the following matters:

            1.    Election of three (3) directors (Proposal One).

            2. Approval of the Company's 2002 Incentive Stock Option Plan (Proposal Two).

            3. Approval of the Company's 2002 Non-Qualified Stock Incentive Plan (Proposal Three).

            4. Such other business as may properly come before the meeting or any adjournment thereof.

      Pursuant to the provisions of the By-Laws, the Board of Directors has fixed the close of business on September 13, 2002 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at the meeting or any adjournment thereof.

      Stockholders who do not expect to be present in person at the meeting are urged to date and sign the enclosed proxy and promptly mail it in the accompanying postage-paid envelope. A prompt response will avoid the cost to the Company of additional mailings of proxy solicitations.

                                      By Order of the Board of Directors

                                      Thermodynetics, Inc.


                                      Robert A. Lerman
                                             President

September 20, 2002
Windsor, Connecticut 06095

      PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

[Thermodynetics logo]

                              --------------------

                              THERMODYNETICS, INC.

                                 PROXY STATEMENT

                              --------------------

      This Proxy Statement is first being mailed to Stockholders on or about September 20, 2002 in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Stockholders of Thermodynetics, Inc., a Delaware corporation (the "Company"), to be held on Tuesday, October 22, 2002 at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 at 9:30 A.M. (EST).

      Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders, a form of Proxy for such meeting and the Company's Annual Report for the fiscal year ended March 31, 2002 including financial statements with respect to such year. All proxies which are properly filled in, signed and returned to the Company in time will be voted in accordance with the instructions thereon. Such proxies may be revoked by any stockholder prior to the exercise thereof and stockholders who are present at the meeting may withdraw their proxies and vote in person if they so desire. The Board of Directors has fixed the close of business on September 13, 2002 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the meeting or any adjournment thereof.

      The expense of preparing, assembling, printing and mailing the form of proxy and the material used in solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no additional compensation therefor) to solicit proxies personally, and by telephone and other communication mediums. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and may reimburse such persons for their services in doing so.

      Vote required, Principal Stockholders and Stockholdings of Management - The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the meeting. Election of directors (Proposal One) requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present in person or by proxy at the meeting.

      As of the record date, the Company had 17,751,178 shares of its Common Stock issued and outstanding, the holders of which are entitled to one vote per share.

      The following table sets forth, as of the record date, the number of shares of the Company's Common Stock owned beneficially to the knowledge of the Company, by each beneficial owner of more than 5% of such Common Stock, by each director, and by all officers and directors of the Company as a group. The shares underlying the incentive stock options held by two officer/directors and one officer which are presently exercisable are deemed as outstanding.

      Name and Address(1)          Amount and Nature                 Percent of
      of Beneficial Owner          of Beneficial Ownership           Class Owned
      -------------------          -----------------------           -----------

      Directors and Officers

      Robert A. Lerman             4,379,108         shs (2)         24.7%
      John F. Ferraro              4,081,573         shs (2)(6)      23.0%
      Anthony C. Mirabella           241,790         shs(3)           1.4%
      Robert I. Lieberman            272,853         shs (4)          1.5%

      All officers and
      directors as a group
      (four persons)               8,805,210         shs (5)         49.6%

      Other 5% Shareholders

          None

----------

      (1) The address of all officers and directors is c/o the Company, 651 Day Hill Road, Windsor, CT 06095.

      (2) Includes 75,411 shares held for Mr. Ferraro and 116,966 shares held for Mr. Lerman in trust under the Company's 401(k) Plan, respectively; includes 244,525 shares held by the spouse of Mr. Lerman, and 33,360 shares held by the spouse of Mr. Ferraro, respectively; excludes the aggregate 1,220,005 shares held in trust by the trustees of the 401(k) Plan for all of the participating employees.

      (3) Excludes the aggregate 1,220,005 shares held in trust by the trustees of the 401(k) Plan for all of the participating employees.

      (4) Includes options exercisable to acquire 170,114 shares; includes 16,939 shares held in trust under the Company's 401(k) Plan.

      (5) Includes options exercisable to acquire 170,114 shares; includes an aggregate 209,316 shares held in trust under the Company's 401(k) Plan for each respective officer's account; excludes the aggregate 1,220,005 shares held in trust by the trustees of the 401(k) Plan for all of the participating employees. Includes 244,525 shares held by the spouse of Mr. Lerman, and 33,360 shares held by the spouse of Mr. Ferraro.

      (6) The aggregate holdings of Company stock now owned by the John F. Ferraro Defined Benefit Pension Plan and Trust established in 1984 equals 1,370,000 shares; Mr. Ferraro, as Trustee of that pension plan, has full voting authority over that such shares which have been included in Mr. Ferraro's aggregate beneficial ownership calculation.

      Holders of an aggregate of 17,751,178 shares of the Company's Common Stock are entitled to notice of and to vote at the Annual Meeting of Stockholders. The Company's officers and directors, who have the right to vote an aggregate 8,805,210 shares representing forty-nine and six-tenths of one percent (49.6%) of all shares which are entitled to be voted, have stated their intentions to vote their shares FOR Proposals One, Two and Three.

                       ACTIONS TO BE TAKEN AT THE MEETING
                              ELECTION OF DIRECTORS
                                 (Proposal One)

      All directors shall serve until his successor is elected and is qualified. The shares represented by proxies will be voted in favor of the election as directors of the persons named below who are nominees for election and authority to vote for the election of directors shall be deemed granted unless specifically withheld. The Board of Directors has no reason to believe that any of the nominees for the office of director will not be available for election as a director. However, should any of them become unwilling or unable to accept nomination for election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person as the Board of Directors may recommend. The Company does not have a nominating, an audit or a compensation committee. During the fiscal year ended March 31, 2002 the Company's Board of Directors held a total of three (3) meetings.

Nominees for Election as Directors

                                                                                Director
Name of Nominee                 Age      Position with the Company               Since
---------------                 ---      -------------------------               -----
      Robert A. Lerman          67       President, Chief Executive Officer
                                             and Director                         1979
      John F. Ferraro           68       Chairman of the Board, Secretary
                                          and Director                            1979
      Anthony C. Mirabella      61       Director                                 1985

Principal Occupations of Directors and Nominees During the Past Five Years

      Robert A. Lerman holds the degrees of Bachelor of Mechanical Engineering, College of the City of New York (1957), Master of Science in Mathematics, Adelphi College (1961), and Master of Science in Electrical Engineering, University of Connecticut (1964). In 1979, Mr. Lerman was elected a Director and in 1980 President of the predecessor to the Company. Since 1981, Mr. Lerman has been President and a Director of the Company, and was appointed Chief Executive Officer in June, 2002. In 1988, Mr. Lerman, along with Mr. Ferraro, founded Pioneer Capital Corp., of which Mr. Lerman is Secretary, Treasurer and a Director, a privately held venture capital corporation. Mr. Lerman co-authored the text book, Nonlinear Systems Dynamics, which was published in 1992 by Van Nostrand Reinhold, New York, New York. In 1997, Mr. Lerman became President and a Director of Pioneer Ventures Corp. ("PVC") and a manager of Ventures Management Partners LLC ("VMP"), the general partner of Pioneer Ventures Associates Limited Partnership ("PVALP"), a partnership formed for the purpose of providing venture capital financing to other companies. In 1998, Mr. Lerman became a director of Initio, Inc., Tristar Corporation, and Energy Brands, Inc.; Mr. Lerman resigned his position as a director of Tristar in 2002. Mr. Lerman also serves as a consultant to other companies none of which are competitive with the Company. See "Certain Transactions".

            John F. Ferraro holds the degree of Bachelor of Science in Industrial Engineering, New York University (1962). In 1979, Mr. Ferraro was elected Secretary and a Director of the predecessor to the Company. Since the Company's 1981 merger, Mr. Ferraro has been Chairman of the Board of the Company. In 1988, Mr. Ferraro, along with Mr. Lerman, founded Pioneer Capital Corp. of which Mr. Ferraro is President and a Director. In 1997, Mr. Ferraro became Secretary and a Director of PVC and a manager of VMP, the general partner of PVALP. In 1998 Mr. Ferraro became a director of American Interactive Media, Inc.; in 1999 he became a director of America's Shopping Mall, Inc.; and during the year 1998, and later reappointed in 2000, Mr. Ferraro became a director of Fidelity First Financial Corp. See "Certain Transactions".

            Anthony C. Mirabella holds the degrees of Bachelor of Mechanical Engineering, Stevens Institute of Technology (1962) and Master in Business Administration, Western New England College (1969). He was elected a Director of the Company in 1985. Mr. Mirabella was employed by Connecticut Natural Gas Corporation from 1971 to 2000, and last served as a Senior Vice President of said concern, responsible for the Energy Network, Inc. and its district heating and cooling operations. Mr. Mirabella has been engaged as a consultant to the Company at the rate of $750 per day to assist the Company in developing an overseas HVAC project; no material amounts have accrued or been paid at August 30, 2002.

      Executive Officers who are not Nominees for Director

            Robert I. Lieberman is a certified public accountant. He holds the degree of Bachelor of Science in Accounting and Business Administration from the State University of New York (1975). Mr. Lieberman joined the Company as corporate controller in 1986, in 1987 was elected Controller and Chief Financial Officer, and in 1992 was elected Treasurer. In 1995 Mr. Lieberman was elected President of Turbotec Products, Inc., the Company's principal operating subsidiary.

Certain Rights to Proceeds

      Two of the Company's three directors, Messrs. Ferraro and Lerman, currently own 656,334 shares in which the Company has certain rights to the proceeds to be received upon the sale of such shares which they received pursuant to

1984 stock subscription agreements, as amended in 1988 and in 1994. Upon the sale of any of these shares, the selling director shall pay directly to the Company at the time of receipt of the net proceeds of such sale, an amount equal to (i) such net sales proceeds (up to a maximum of $0.40 per share) less (ii) the purchase price paid by the subscriber for each share sold (approximately $0.21 per-share). The directors retain full voting and dispositive control over these shares. The Company has no other rights with respect to such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

         At the fiscal year end and through the date hereof, the Company had not received any reports from any director, officer or principal shareholder which indicated on the report, or by calculation based on the transaction and receipt dates, that any report was not filed on a timely basis.

Remuneration of Officers and Directors

         The following table sets forth on an accrual basis for the three most recent fiscal years, the remuneration of each of the Company's officers whose remuneration exceeded $100,000 and for all officers of the Company as a group.

                           SUMMARY COMPENSATION TABLE

                                                                                     Long Term Compensation
                                                  Annual                   -----------------------------------------
                                               Compensation                      Awards          Payouts     Other
                                          --------------------------------------------------------------------------
                                                                                                            Company
                                                             Other          Stock      Options/   LTIP      401(k)
Name/Position               Fiscal Year   Salary/Bonus    Compensation      Awards       SARS    Payouts    Contrib.
-------------               -----------   ------------    ------------      ------       ----    -------    --------
John F. Ferraro (1)         2002           $193,113(2)       $3,575         $9,741       0 shs      $0         $837
Chairman of the Board,      2001           $173,207(2)       $3,575             $0       0 shs      $0         $489
Secretary & Director        2000           $170,760(2)       $3,210             $0       0 shs      $0         $518

Robert A. Lerman(1)         2002           $193,113(2)       $3,612         $9,741       0 shs      $0         $967
President & Director        2001           $173,207(2)       $4,726             $0       0 shs      $0       $1,099
                            2000           $176,852(2)       $4,125             $0       0 shs      $0       $1,096

Robert I. Lieberman(3)      2002           $131,819          $7,238             $0       0 shs      $0           $0
Treasurer and CFO &         2001           $127,788          $7,978             $0       0 shs      $0           $0
President of Turbotec       2000           $130,509         $11,878             $0       0 shs      $0           $0

----------

      (1) Messrs. Ferraro and Lerman entered into five-year employment contracts with the Company effective April 1, 1996, which agreements were each extended for an additional five-year term under the provisions of the 1996 agreements. Each employment contract provides for a basic salary with an annual increase at April 1st of each year based on increases in the Consumer Price Index. Each employment contract requires the Company to provide medical insurance coverage for the employee as well as $50,000 of group term insurance, and $1,500,000 of additional life insurance. During the fiscal year ended March 31, 2002, the Company paid $108,909 in net premiums on the two life insurance policies which provide that upon death or surrender of the policy, the Company will be repaid by the insurer and/or the insured the greater of the aggregate net premiums paid by the Company or death benefit proceeds in excess of $1,500,000. At March 31, 2002, the amount receivable for premiums paid on the policies was $813,742. In addition, each employment contract contained a provision providing that in the event of disability, the employee will receive disability payments of $100,000 per year for ten years (with proportional reductions in the event of partial disability); and $6,500 per year for tax planning services. The contract may be terminated by the employee on 120 days prior written notice. The contract may also be terminated by the Company in which event the employee will be paid termination compensation equal to each employee's then current salary for either the longer of the remainder of the un-renewed term or three years; in the event there is a change in control of the Company and the employee is terminated, the employee shall receive twice the amount of termination compensation which would otherwise be due.

      (2) In 2002, 2001, and 2000 Messrs. Ferraro and Lerman each received cash bonuses of $25,000, $10,000, and $12,500, respectively.

      (3) Mr. Lieberman entered into a 5 year employment contract with the Company's primary operating subsidiary effective April 1, 1996 which has been renewed on a year-to-year basis. The contract provides for a base salary and bonus pay based on performance targets established by the board of directors. The employment contract requires the Company to provide certain other benefits including life and disability insurance, subject to a maximum cost per year. The contract provides termination for "cause" immediately or by the employee on 90 days prior written notice. The contract also provides for termination by the Company in which event the employee would be paid termination compensation for 180 days.

----------

      For the fiscal year ending March 31, 2003, the Company anticipates paying aggregate direct remuneration (based on current salaries and anticipated bonuses) of approximately $540,000 to all officers as a group (three persons) of which Mr. Ferraro and Mr. Lerman will each be paid approximately $200,000, Mr. Lieberman will be paid approximately $140,000.

      During the fiscal year ended March 31, 2002, directors' fees of $3,900 were paid to the Company's one director who is not an officer or employee. It is anticipated that such director will be paid an aggregate of approximately $5,000 in directors' fees in the fiscal year ending March 31, 2003. The non-employee director has also been engaged as a consultant to the Company at the rate of $750 per day to assist the Company in developing an overseas HVAC project; no material amounts have accrued or been paid at August 30, 2002.

Incentive Stock Options

      1992 Incentive Stock Option Plan. The Company's 1992 Incentive Stock Option Plan (the "1992 Plan") expired on December 31, 2001 with no options outstanding.

Non-Qualified Stock Incentive Plan

      1995 Stock Options. On May 15, 1995, the Company's Board of Directors approved the adoption of the 1995 Stock Options ("1995 Options") and subsequently granted such stock options to purchase 4,920,000 shares of the Company's Common Stock. The purchase price for the exercise of the options equaled the fair market value ("FMV") on the effective date of the option, May 19, 1995. Options to purchase an aggregate of 3,903,068 shares of the Company's Common Stock were exercised on December 5, 2001. Messrs. Ferraro and Lerman each borrowed $107,150.01 from the Company as evidenced by Commercial Promissory Notes each dated December 5, 2001; such notes bear interest at the variable-rate of interest published in The Wall Street Journal, Eastern Edition, under the designation "Money Rates" and shown as the "Prime Rate" or "base rate on corporate loans at large U.S. money-center commercial banks". The entire principal balance plus interest of the notes is due on January 15, 2007; the notes may be prepaid in whole or in part without penalty. The amount owed under the notes at August 1, 2002 for Mr. Ferraro was $82,150, and for Mr. Lerman was $82,150. The expiration date of the remaining options to purchase 340,228 shares is September 30, 2002. See also "Aggregated Exercises" and "Certain Transactions".

      The compensation values of the stock incentives and stock bonuses received by the named executive officers and directors of the Company during the last three fiscal years are reflected in the Summary Compensation Table at the column labeled "Restricted Stock Awards".

      Option Grants in Last Fiscal Year. No options were granted in the last fiscal year.

Aggregated Exercises

      Aggregated Option/SAR Exercises and Fiscal Year End Option/SAR Values - Options were exercised during fiscal year ended March 31, 2002 to purchase a total of 3,903,068 shares of common stock of the Company. See also "1995 Stock Options", "Option Grants in Last Fiscal Year", and "Certain Transactions". The following table reflects the aggregated option exercise values at fiscal year-end held by the executive officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

-----------------------------------------------------------------------------------------------------
                                                          Number of
                                                          Securities              Value of
                                                          Underlying              Unexercised
                                                          Unexercised             in-the-Money
                           Shares                         Options at              Options at
                           Acquired                       FY-End                  FY-End ($)
Name of                    on               Value         Exercisable ("E")       Exercisable ("E")
Officer or Director        Exercise         Realized      Unexercisable ("U")     Unexercisable ("U")
-----------------------------------------------------------------------------------------------------
John F. Ferraro            1,948,182        $9,741                   0                      $0
Robert A. Lerman           1,948,182        $9,741                   0                      $0
Anthony C. Mirabella           6,704           $34                   0                      $0
Robert I. Lieberman                0            $0             170,114   E              $4,253   E

      The compensation values of stock incentives and stock bonuses, if any were issued or awarded, received by the named executive officers and directors of the Company during the last three fiscal years are reflected in the Summary Compensation Table at the column labeled "Restricted Stock Awards".

Employee Retirement Savings Plan

      Effective April 1, 1991, the Company adopted the Thermodynetics, Inc. 401(k) Retirement Savings Plan (the "401(k) Plan"). The Company has determined its matching contributions to the 401(k) Plan for the plan year ending December 31, 2002 will equal a maximum of 300,000 shares of the Company's common stock, provided that the value of such grant does not exceed $35,000 at a one-third valuation of the market price. See Note 18 of Notes to Consolidated Financial Statements. The assets of the 401(k) Plan are held in trust for the exclusive benefit of the participants by the trustees of the Plan, Messrs. Ferraro, Lerman and Mirabella are the trustees of the 401(k) Plan.

      The compensation value of the 401(k) participation received by the below listed officers and directors is reflected in the Summary Compensation Table at the column labeled "Company 401(k) Contribution" at the section labeled "Remuneration of Officers and Directors". The following table sets forth the number of shares of Common Stock contributed to the below referenced persons or groups of persons during the 401(k) Plan year ended December 31, 2001, Column
(1), and for all years from inception of the Plan through Plan year ended December 31, 2001 Column (2).

                                                       Shares Contributed by the Company
        Name                                          and Held in Trust Under 401(k) Plan
        ----                                          -----------------------------------
        Officers and Directors                          Column (1)            Column (2)
        ----------------------                          ----------            ----------
                                                                              (Aggregate)
        John F. Ferraro(a)                                15,215                75,411
        Robert A. Lerman(a)                               17,582               116,966
        Robert I. Lieberman                                   -0-               16,939
        Anthony C. Mirabella(a)                               -0-                   -0-

        All officers and directors as a group(a)
            (4 persons)                                   32,797               209,316

        Total Matching Contribution
        to all employees (35 persons)                    200,000             1,220,005

----------
      (a) Trustees of the 401(k) Plan. Excludes the aggregate shares held in trust by the trustees of the 401(k) Plan for all participating employees.

Other Plans

      The Company does not have any pension or similar plan. See footnotes (1) and (4) to the cash compensation table as to the Company's employment contracts with Messrs. Ferraro, Lerman and Lieberman containing disability and termination payment provisions.

                              CERTAIN TRANSACTIONS

      During the last two (2) fiscal years, the Company has not been engaged in transaction(s) with any officers, directors, beneficial holders of more than 5% of its outstanding voting securities and entities with which they were affiliated, except as presented below. None of the officers and directors of the Company are currently engaged in businesses competitive to the business of the Company. The Company's transactions with these individuals and entities in the fiscal year most recently ended are described below.

      With Directors and Officers, and Related Persons. A total of 3,903,068 shares of common stock were issued to two officers/directors and one director upon the exercise and purchase of the shares underlying their 1995 stock options. The two officers/directors issued promissory notes evidencing the obligation and such notes bear interest at the Prime Rate. See "Non-Qualified Stock Incentive Plan: Aggregated Exercises" and "1995 Stock Options" and "Option Grants in Last Fiscal Year".

Legal Proceedings

      There are no material legal proceedings known or threatened against the Company.

Information Concerning Independent Public Auditors

      The firm of DiSanto Bertoline & Company, P.C., certified public accountants, audited the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended March 31, 2000. DiSanto Bertoline & Company, P.C. was first appointed to serve as the Company's auditors in February, 1991. Representatives of such firm are not expected to be present at the Annual Meeting of Stockholders.

      On November 30, 2000, the Registrant replaced its principal accountant, DiSanto, Bertoline & Company, P.C., 628 Hebron Avenue, Glastonbury, Connecticut 06033 with Mahoney Sabol & Company, LLP, One State Street, 17th floor, Hartford, Connecticut 06103. The former accountant's reports on the Registrant's financial statements for each of the past two years contained no adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Registrant's board of directors. During the Registrant's two most recent fiscal years ending March 31, 2002, and during the period from April 1, 2000 through and including November 30, 2000, there were no disagreements between the Registrant and the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the Registrant's two most recent fiscal years ending March 31, 2002, and during the period from April 1, 2000 through and including November 30, 2000, the former accountants did not advise the Registrant that:
(a) internal controls necessary for the Registrant to develop reliable financial statements did not exist; (b) information had come to the former accountant's attention that led it to no longer be able to rely on management's representation or that made it unwilling to be associated with the financial statements prepared by management; (c) the former accountant needed to expand significantly the scope of its audit, or that information had come to the former accountant's attention that, if further investigated might have materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the former accountant's satisfaction prior to its dismissal.

      On November 30, 2000 the Registrant engaged Mahoney Sabol & Company, LLP, One State Street, 17th floor, Hartford, Connecticut 06103 to be its principal accountant. During the Registrant's two most recent fiscal years ending March 31, 2000 and during the period from April 1, 2000 through and including November 30, 2000, the Registrant had not consulted the newly engaged accountant regarding: (a) either the application of accounting principles to a modified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement with the former accountant or a reportable event. Representatives of Mahoney Sabol & Company, LLP are not expected to be present at the Annual Meeting of Stockholders.

Audit and Non-Audit Fees. Fees for professional audit services rendered by Mahoney Sabol & Company, LLP, for the audit of the Company's annual financial statements for the year ended March 31, 2002, the reviews of the financial statements included in the quarterly reports for that fiscal year and for tax provision preparation assistance, aggregated $34,000. All other fees for professional services rendered by Mahoney Sabol & Company, LLP consisting of research and federal and state tax return preparation, tax due diligence, and miscellaneous tax matters, aggregated $10,000.

Stockholder Proposals for Next Annual Meeting

      Under current rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of directors for the 2003 fiscal year end Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 651 Day Hill Road, Windsor, Connecticut 06095 on or before July 1, 2003.

Form 10-KSB Annual Report

      A copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2002 as filed with the Securities and Exchange Commission may be obtained by any stockholder entitled to vote at the October 22, 2002 Annual Meeting of Stockholders by addressing a written request to the Secretary, Thermodynetics, Inc., 651 Day Hill Road, Windsor, Connecticut 06095.

                            APPROVAL OF THE COMPANY'S
                        2002 INCENTIVE STOCK OPTION PLAN

                                 (Proposal Two)

      Thermodynetics, Inc. 2002 Incentive Stock Option Plan ("Plan") was adopted by the Board of Directors as of August 22, 2002, subject to approval by the stockholders. The Board of Directors believes that adoption of the Plan would further the Company's growth and development by providing, through stock ownership in the Company, an incentive to key employees ("Optionees") who are in a position to contribute materially to the prosperity of the Company, to increase such person's interests in the Company's welfare, and to aid in recruiting outstanding candidates for service to the Company. Only key employees chosen by the Board shall be eligible to participate in the Plan; approximately four persons are currently eligible to participate in the Plan.

      A copy of the Plan is attached as Exhibit A to this Proxy Statement and should be reviewed in its entirety as to all of its terms. A Stock Option is the right awarded to the Optionee to purchase shares of common stock of the Company in the future at a specified price. Upon exercise and payment by the Optionee, subject to the terms and conditions of this Plan, the Optionee receives the number of shares underlying the stock option.

      Under the Plan: (i) an aggregate of 500,000 shares of common stock, $.01 par value, of the Company have been reserved for issuance by the Company or transfer from the Company's treasury for the exercise of options; (ii) options may be granted through December 31, 2012; (iii) options granted will be exercisable one year after the date of grant as to 50% of the total shares granted and shall be exercisable for an additional 25% of the total number of shares granted after the end of each consecutive year thereafter until fully exercisable; (iv) the purchase price for the exercise of shares subject to any option shall not be less than 100% of the fair market value ("FMV") of the shares of common stock of the Company on the effective date of the option and in no event shall be less than the par value of the common stock; (v) each option is non-transferable by the Employee during his lifetime but may be exercised by his heirs or devisees within one year after date of death; (vi) each option is protected against certain dilution; (vii) the Board of Directors of the Company, or a committee if the board so delegates, will be responsible for administering the Plan and may modify or terminate the Plan at any time provided termination or modification shall not adversely affect any option then outstanding without the consent of the Employee; (viii) the shares to be issued or transferred under the Plan are to bear a legend restrictive as to transfer of the shares; (ix) no option may be granted to holders of more than 10% of the

Company's issued and outstanding common stock (except for options of not more than five year terms granted at an exercise price of at least 110% of the FMV of the common stock on the date of the grant); (x) the aggregate FMV of the stock with respect to which an option is exercisable for the first time by the grantee during any calendar year shall not exceed $100,000.

      Estimate of Benefits. The number of stock options that would be awarded to the Company's Chief Executive Officer and the other two most highly compensated executive officers of the Company pursuant to either Plan are not currently determinable. In the most recently completed fiscal year, no stock options were granted to any executive officers or directors.

      Market Price of the Company's Common Stock. The average of the high and low market price of the Company's Common Stock as reported in the over-the-counter market on the NASD OTC Bulletin Board system under the symbol "TDYN" for August 20, 2002, was $0.09 per share.

Federal Tax Consequences

      The following discussion of the federal tax consequences associated with the Plan is necessarily general and does not include all aspects of federal income tax laws which may be relevant to any participant in the Plan. Accordingly, the Company recommends that each participant consult a tax advisor to determine all tax affects.

      Options granted under the ISO Plan are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Under current federal tax laws, an optionee who is granted an option does not realize income either upon receiving the option or upon exercising the option. However, the excess of the FMV of the stock over the option price at the time of exercise will be treated as a tax preference item for purposes of the alternative minimum tax. When the shares acquired by exercise of the option are sold, any gain will be taxed as a capital gain, provided that the optionee has not sold the shares within two years from the date the option was granted or within one year after the shares acquired pursuant to the option were transferred to the optionee, whichever is later. Under current federal tax laws, short-term capital gain is taxed at the same rate as ordinary income and long-term capital gain is taxed at a 20% rate. The Company is not entitled to claim any deduction in connection with either the grant or the exercise of an option.

      If an optionee disposes of stock acquired pursuant to the exercise of an option before the expiration of the requisite holding period, the employee will realize ordinary income in the year of the disqualifying disposition in an amount equal to the difference between the option price and the FMV of the stock on the date the option was exercised (or FMV on the date on the date of disposition, if lower), and the Company is entitled to a tax deduction in an equivalent amount.

      The Board of Directors unanimously recommends a vote FOR Proposal Two. The Company's officers and directors hold an aggregate 8,805,210 shares representing 49.6% of outstanding stock of the Company.

                            APPROVAL OF THE COMPANY'S
                     2002 NON-QUALIFIED STOCK INCENTIVE PLAN

                                (Proposal Three)

      Thermodynetics, Inc. 2002 Non-Qualified Stock Incentive Plan ("Plan") was adopted by the Board of Directors as of August 22, 2002, subject to approval by the stockholders. The Board of Directors believes that adoption of the Plan would further the Company's growth and development by providing, through stock ownership in the Company, an incentive to key employees and directors ("Contributors") who are in a position to contribute materially to the prosperity of the Company, to increase such person's interests in the Company's welfare, and to aid in recruiting outstanding candidates for service to the Company. Only key employees chosen by the Board and directors shall be eligible to participate in the Plan; approximately four persons are currently eligible to participate in the Plan.

      A copy of the Plan is attached as Exhibit B to this Proxy Statement and should be reviewed in its entirety as to all of its terms.

      A Stock Option is the right awarded to the Contributor to purchase shares of common stock of the Company in the future at a specified price. Upon exercise and payment by the Contributor, subject to the terms and conditions of this Plan, the Contributor receives the number of shares underlying the stock option.

      A Stock Bonus is an award of stock entitling the Contributor to receive the amount of shares of common stock of the Company awarded as a Bonus, subject to the terms and conditions of the Plan.

      A Stock Appreciation Right ("SAR") is the right of the Contributor to receive an amount of shares of common stock of the Company corresponding to an increase in value of the underlying shares measured from the date of award, subject to the terms and conditions of the Plan.

      Under the Plan: (i) an aggregate of 500,000 shares of common stock, $.01 par value, of the Company have been reserved for issuance by the Company or transfer from the Company's treasury for the exercise of options or SARs or award as bonuses; (ii) options and SARs may be granted and bonuses may be awarded through December 31, 2012; (iii) options and SARs granted will be exercisable at any time immediately after the date of grant as to 50% of the total shares granted and shall be exercisable for an additional 25% of the total number of shares granted after the end of each consecutive year thereafter until fully exercisable; (iv) bonuses may be awarded such that the shares are deliverable concurrently with the award or on a cumulative basis as to percentages of the total number of shares awarded on specified dates, as determined by the Board; (v) the purchase price for the exercise of shares subject to any option shall not be less than 33.33% of the fair market value ("FMV") of the shares of common stock of the Company on the effective date of the option and in no event shall be less than the par value of the common stock;
(vi) the value of the shares subject to any bonus shall be equal in value to a fixed dollar amount and such value shall not be less than 33.33% of the FMV of the shares of common stock of the Company on the effective date of the bonus and in no event shall be less than the par value of the common stock; (vii) the value of an SAR award of stock is equal to or less than (as the Board may determine) the excess of the FMV of one share of stock on the date of the exercise of the SAR less the FMV of one share of stock on the effective date of the award, the result of which is multiplied by the number of shares with respect to which the SAR shall have been exercised; (viii) each bonus, option or SAR is non-transferable by the Contributor during his lifetime but may be exercised by his heirs or devisees within one year after date of death; (ix) each bonus, option and SAR is protected against certain dilution; (x) the Board of Directors of the Company, or a committee if the board so delegates, will be responsible for administering the Plan and may modify or terminate the Plan at any time provided termination or modification shall not adversely affect any bonus, option or SAR then outstanding without the consent of the Contributor;
(xi) the shares to be issued or transferred under the Plan are to bear a legend restrictive as to transfer of the shares; (xii) the Company reserves the right to collect monies directly for payment of withholding taxes.

      Estimate of Benefits. The number of stock options that would be awarded to the Company's Chief Executive Officer and the other two most highly compensated executive officers of the Company pursuant to either Plan are not currently determinable. In the most recently completed fiscal year, no stock options were granted and no awards were made to any executive officers or directors.

      Market Price of the Company's Common Stock. The average of the high and low market price of the Company's Common Stock as reported in the over-the-counter market on the NASD OTC Bulletin Board system under the symbol "TDYN" for August 20, 2002, was $0.09 per share.

Federal Tax Consequences

      The following discussion of the federal tax consequences associated with the Plan is necessarily general and does not include all aspects of federal income tax laws which may be relevant to any participant in the Plan. Accordingly, the Company recommends that each participant consult a tax advisor to determine all tax affects.

      An optionee will not realize any taxable income upon the grant of a non-qualified option, nor will the Company be entitled to a deduction. However, an optionee will realize ordinary taxable income at the time of exercise in an amount equal to the excess of the FMV of the stock acquired over the option price, and the Company will be entitled to a corresponding deduction. The FMV of the stock on the date of exercise becomes the optionee's tax basis in the stock to be used for purposes of computing gain or loss on any subsequent disposition. When the shares acquired by exercise of a non-qualified option are sold, any gain will be taxed as capital gain. Under current federal tax laws, short-term capital gain is taxed at the same rate as ordinary income, and long-term capital gains tax at a 20% rate. The optionee may realize ordinary taxable income at the time of the grant in the event that the option price is below the FMV of the stock on the date of the grant.

      The grant of SARs will not produce taxable income to the participant or a deduction for the Company. Upon exercise of SARs, the amount of any cash received and the FMV of any shares of common stock received will be taxable to the participant as ordinary income, and the Company ordinarily will be entitled to a corresponding deduction. The participant may realize ordinary taxable income at the time of the grant in the event that the value of the SAR award is below the FMV of the stock on the date of the grant.

      The Board of Directors unanimously recommends a vote FOR Proposal Three. The Company's officers and directors hold an aggregate 8,805,210 shares representing 49.6% of outstanding stock of the Company.

                                  OTHER MATTERS

      Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on said matters.

                                          By Order of the Board of Directors

                                          Thermodynetics, Inc.

                                          Robert A. Lerman
                                                 President

Windsor, Connecticut 06095
September 20, 2002

                                                                       EXHIBIT A

                              THERMODYNETICS, INC.

                        2002 INCENTIVE STOCK OPTION PLAN

Article I. PURPOSE

      The purpose of the Thermodynetics, Inc. 2002 Incentive Stock Plan ("Plan") is to further the growth and development of Thermodynetics, Inc. (the "Company") and its subsidiaries by providing, through ownership of common stock of the Company, an incentive to key employees ("Employees") as selected by the Board of Directors and who are in a position to contribute materially to the prosperity of the Company. The benefits under the Plan reward the Employees for their diligence and effort in attaining objectives beneficial to the Company, and increase such persons' interests in the Company's welfare. The Plan is designed to encourage these Employees to continue their services to the Company or its subsidiaries, and aid in the recruitment of others of outstanding ability to serve the Company or its subsidiaries.

Article II. INCENTIVE STOCK OPTIONS

      Incentive stock options ("Incentive Stock Option", "Option" or "ISO") qualify under Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

Article III. ADMINISTRATION BY BOARD

      Subject to Article IV, the Plan shall be administered by the Board of Directors of the Company ("Board"). Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible Employees (as determined pursuant to Articles V and VI herein) of the Company and its subsidiaries those Employees ("Employee" or "Optionee") to whom options will be granted, to determine the timing and manner of the grant and exercise of options, the number of shares to be granted as options to each Employee, to determine the exercise price, to determine all of the terms of the options, to determine the duration and purpose of leaves of absence which may be granted to Employees without constituting termination of their employment for purpose of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Board of any provisions of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. All actions taken and permitted to be taken in accordance with this Plan shall be taken on a uniform and nondiscriminatory basis. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any option granted pursuant to the Plan.

Article IV. ADMINISTRATION BY COMMITTEE

      The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee (the "Committee") of not less than three individuals, at least two of whom shall be members of the Board, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than three members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. All actions taken and permitted to be taken in accordance with this Plan shall be taken on a uniform and nondiscriminatory basis. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any option granted pursuant to the Plan.

                        2002 Incentive Stock Option Plan
                                     Page 2


Article V. ELIGIBILITY

      Any employee of the Company or any of its subsidiaries shall be eligible to receive an option under the Plan. Any employee (including any officer who is an employee) of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an incentive stock option under the Plan; provided, however, that, notwithstanding the foregoing, any employee of the Company who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an incentive stock option under the Plan if at the time such option is granted the option price (determined in the manner provided in paragraph 8.3 is at least 110% of the fair market value ("FMV") of the shares subject to the option and such option by its terms is not exercisable after the expiration of five years form the date such option is granted. An employee may receive more than one option under the Plan.

Article VI. CRITERIA

      The Board, in its sole discretion, shall determine the criteria for the grant of an option. The specific guidelines, criteria or measures of performance or eligibility may, but need not, be defined prior to the grant of an option; the specific guidelines, criteria or measures of performance or eligibility may but need not be applied on different bases for each employee or class of employees.

Article VII. SHARES SUBJECT TO OPTIONS

      The shares available for grant of options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01, or shares of common stock, par value $.01, which have been reacquired and are held in its treasury. The aggregate number of shares which may be issued by the Company or transferred from the Company's treasury as pursuant to exercise of options granted under the Plan shall not exceed 500,000 shares of common stock (subject to adjustment as provided in paragraph 8.14) which are hereby reserved. In the event that any outstanding option under the Plan for any reason expires or terminates or is forfeited, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under the Plan as if no option had been granted with respect to such shares.

Article VIII. TERMS AND CONDITIONS OF OPTIONS

      Options granted under the Plan shall be issued no later than ten years from the date the Plan ed or the date the Plan is approved by the shareholders of the Company, whichever is earlier. Options granted under the Plan shall be evidenced by agreements, which agreements need not be identical. Options shall be exercised in accordance therewith upon proper notice to the Company. The agreements shall be in such form and containing such provisions which are consistent with the Plan as the Board or committee shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

      8.1 Optionee's Employment

      Each optionee shall agree to remain in the employ of, and to render services to, the Company or its subsidiaries for a period of one year from the date the option is granted, but such agreement shall not obligate the Company or any of its subsidiaries to continue to employ the optionee for any period.

      8.2 Number of Shares Subject to Options

      Each option agreement shall specify the number of shares subject to the option.

      8.3 Valuation

                        2002 Incentive Stock Option Plan
                                     Page 3


      (a) Option Price for Employees. The purchase price for the shares subject to any option for employees shall not be less than 100% of the FMV of the shares of common stock of the Company on the effective date of the grant of the option. In no event shall the purchase price for the shares subject to any option be less than the par value of the common stock.

      (b) Option Price for 10% Shareholder/Employees. The purchase price for the shares subject to any option for eligible employees who, directly or constructively, own more than 10% of the outstanding common stock of the Company such that such employee possess more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall not be less than 110% of the FMV of the shares of common stock of the Company on the effective date of the grant of the option. Employee shall be required to meet the eligibility requirements set forth in Article V.

      (d) Fair Market Value ("FMV"). The shares subject to the option grant will be issued under an exemption from the registration requirements of the Securities Act of 1933, as amended, and will not be registered thereunder.

      For purposes of the Plan, the FMV of any share of common stock of the Company underlying an option shall be determined as of the time the option is granted, and shall be calculated by means of the applicable section of 8.3(d) i, ii, iii or iv and then multiplied by either a minimum factor of
      1.00 in the event the valuation equals 100% of FMV, or by a minimum factor of 1.10 in the event the valuation equals 110% of FMV, in accord with paragraphs 8.3(a) or (b), as applicable:

            i. if the common stock is listed on an established stock exchange or exchanges, the last reported sale price per share on the day prior to such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, or

            ii. if the common stock is not listed on an exchange, the average of the closing bid and asked prices per share for the common stock in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on the day prior to such date, or

            iii. if the common stock is not listed on an exchange or quoted on NASDAQ and is traded in the over-the-counter market, the average of the closing bid and asked prices per share for the common stock as supplied to the Company from The Pink Sheets, LLC or an independent source, or

            iv. if the common stock is not listed on an exchange, quoted on NASDAQ, or traded in the over-the-counter market, an amount determined in good faith by the Board or the Committee.

      8.4 No Transfer of Options

      No option shall be transferable by any Employee otherwise than by will or the laws of descent and distribution.

      8.5 Limit on Incentive Stock Options

      The aggregate FMV (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company or any subsidiary or parent corporation of the Company) shall not exceed $100,000. For purposes of calculating the aggregate FMV, the FMV of Options shall be accounted for in the order in which they were granted.

                        2002 Incentive Stock Option Plan
                                     Page 4


      8.6 Restriction on Issuance and Transfer of Shares

      The issuance of options, and shares underlying options shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities.

      To qualify for the preferential tax treatment of an ISO, the Employee may not dispose of the shares acquired by exercise of the ISO within two years from the date of the ISO grant nor within one year after the transfer of the shares to Employee by the Company.

      8.7 Investment Representation

      Any Employee will be required, as a condition of issuance of shares covered by his or her option, to represent that the shares to be acquired pursuant to the option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

      8.8 Term of Options

      No option shall be exercisable after the expiration of the earliest of:

            (a) ten years after the date the option is granted; or

            (b) three months after the date of termination of the Employee's employment with the Company and/or its subsidiaries if such termination is for any reason other than total and permanent disability, death, or cause; or

            (c) the date the Employee's employment with the Company and/or its subsidiaries terminates if such termination is for cause, as determined by the Board or the Committee, in its sole discretion; or

            (d) one year after the date of termination of the Employee's rendering of services to the Company and its subsidiaries if such termination is a result of total and permanent disability;

provided however, that the agreement for any option may provide for shorter periods in each of the foregoing instances. For the purposes of this paragraph 8.8, "permanent disability" shall mean a disability of the type defined in the applicable section of Code.

      8.9 Medium and Time of Payment

      The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash, or by check, or, at the discretion of the Board or the Committee, upon such terms and conditions as the Board or the Committee shall approve, including but not limited to payment by surrender at FMV to the Company for redemption of common stock of the Company owned by the Employee. Shares of common stock transferred to the Company upon exercise of an option shall not increase the number of shares available for issuance under the Plan. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any Employee to finance the Employee's purchase of shares pursuant to exercise of any option, on such terms as may be approved by the Board or the Committee, subject to applicable regulations of any regulatory authority or any other laws or regulations in effect at the time such credit is extended.

      8.10 Exercise of Options

                        2002 Incentive Stock Option Plan
                                     Page 5


      No option shall be exercisable during the lifetime of the Employee by any person other than the Employee. Unless otherwise provided by the Board or the Committee, each option under the Plan shall become exercisable on a cumulative basis as to 50% of the total number of shares covered thereby at any time after one year from the date the option is granted and 25% of such total number of shares after the end of each consecutive year thereafter until the option has become exercisable as to all of such total number of shares. To the extent that Employee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company, stating the number of shares being exercised and, accompanied by payment in full of the purchase price for such shares.

      If shares of common stock of the Company are used in part or full payment for the shares to be acquired upon exercise of the option the shares tendered shall be valued for the purpose of such exchange as of the date of exercise of the option in accordance with the provisions of paragraph
      8.3 hereof provided such transaction does not violate Section 16(b) or any other applicable section of the Securities Exchange Act of 1934, as amended, or regulation promulgated thereunder. Any certificate(s) for shares of outstanding common stock of the Company used to pay the purchase price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed) along with instructions to the Company and such other documents as may be required by the Company's counsel. In the event the certificate(s) tendered by the Employee in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the Employee to the Company with respect to disposition of the balance of the shares covered thereby.

      8.11 Rights as a Shareholder or Employee

      Employee shall have NO RIGHTS as a shareholder of the Company with respect to any shares covered or by an option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in paragraph 8.14 in this Plan.

      Nothing in the Plan or in any option agreement shall confer upon any Employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate his or her employment at any time.

      8.12 No Fractional Shares

      In no event shall the Company issue fractional shares upon the grant or exercise of an option. Any fractional amounts shall be rounded down and shall again be available for options under the plan as if no option had been granted with respect to such fractional shares.

      8.13 Termination of Employment, Disability, or Death

      In the event Employee ceases to be an employee of the Company and/or its subsidiaries or affiliates for any reason while still living, any option or unexercised portion thereof granted to the Employee may, to the extent such option would have been exercisable by the Employee on the date on which he or she ceases to be an employee, be exercised by the Employee within three months of the date on which he or she ceases to be an employee, but in any event not later than the date of the expiration of the option as defined herein or as defined in the Agreement, whichever is sooner. In the event of the death or disability (as defined in the applicable section of the Code) of the Employee while he or she is an employee of the Company or any of its subsidiaries or within not more than three months after the date on which he or she ceased to be an employee, any option or unexercised portion thereof granted to the Employee, to the extent exercisable by him or her on the date of death or disability, may be exercised by Employee, or, if the Employee is then deceased, the Employee's personal representatives, heirs, legatees, at any time prior to the expiration of one year from the date on which the Employee ceased to be an employee, but in any event no later than the

                        2002 Incentive Stock Option Plan
                                     Page 6


      date of expiration of the option. Notwithstanding the foregoing, if Employee's relationship with the Company and its subsidiaries is terminated for cause, as determined by the Board or the Committee, in its sole discretion, all options held by such Employee shall expire on the date of termination of employment and thereafter shall not be exercisable in whole or in part.

      8.14 Dilution, Recapitalization or Reorganization of Company

      Except as otherwise provided herein, appropriate and proportionate adjustment shall be made in the number and class of shares subject to the Plan and to the option rights granted under the Plan, and the exercise price of such option rights, in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company by the Board. In the event of a liquidation, merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to issue substitute options in place thereof; provided, however, that, notwithstanding the foregoing, the Employee shall have the right, exercisable during a ten day period ending on the fifth business day prior to such liquidation, merger, or consolidation, to exercise the Employee's option in whole or in part without regard to any installment exercise provisions in the Employee's option agreement. Such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding and conclusive, provided that each option granted pursuant to the Plan shall not be adjusted in a manner that causes the option to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      8.15 Modifications, Extension, and Renewal of Options

      Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend, or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefore (to the extent not theretofore exercised). The Board or Committee shall not, however, modify an outstanding incentive stock option in any manner which would cause the option not to qualify as an incentive stock option within the meaning of
      Section 422 of the Code. Notwithstanding the foregoing, no modification of an option shall, without the consent of the Employee, alter or impair any rights of the Employee under any option agreement or the Plan.

      8.16 Other Provisions

      Each option agreement may contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

Article IX. TERMINATION OR AMENDMENT OF PLAN

      The Board may at any time terminate or amend the Plan; provided that, without approval of the shareholders of the Company, there shall be, except by operation of the provisions of paragraph 8.14, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the exercise price of options granted under the Plan, and no extension of the latest date upon which options may be exercised; and provided further that, without the consent of the Employee, no amendment may adversely affect any then outstanding option or unexercised portion thereof.

Article X. INDEMNIFICATION

      In addition to such other rights of indemnification as they may have, each and every member of the Board and each and every member of the Committee administering the Plan shall be indemnified by the

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                        2002 Incentive Stock Option Plan
                                     Page 7


Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Article XI. SHAREHOLDER APPROVAL AND TERM OF PLAN

      The plan shall be effective as of January 1, 2003 but subject to shareholder approval either on October 22, 2002 or within one year prior to December 31, 2003. Unless sooner terminated by the Board in its sole discretion, the Plan shall expire on July 31, 2012.

                                                                       EXHIBIT B

                              THERMODYNETICS, INC.

                     2002 NON-QUALIFIED STOCK INCENTIVE PLAN

ss. 1.      PURPOSE

            The purpose of the Thermodynetics, Inc. 2002 Non-Qualified Stock Incentive Plan ("Plan") is to further the growth and development of Thermodynetics, Inc. (the "Company") and its subsidiaries by providing, through ownership of common stock of the Company, an incentive to key employees as selected by the Board of Directors ("Key Employees") and members of its Board of Directors ("Directors") and who are in a position to contribute materially to the prosperity of the Company (collectively or individually "Contributors"). The benefits under the Plan reward the Contributors for their diligence and effort in attaining objectives beneficial to the Company, and increase such persons' interests in the Company's welfare. The Plan is designed to encourage these individuals to continue their services to the Company or its subsidiaries, and aid in the recruitment of others of outstanding ability to serve the Company or its subsidiaries.

ss. 2.      DEFINITIONS

            (a) A Stock Option is the right awarded to the Contributor to purchase shares of common stock of the Company in the future at a specified price. Upon exercise and payment by the Contributor, subject to the terms and conditions of this Plan, the Contributor receives the number of shares underlying the stock option.

            (b) A Stock Bonus is an award of stock entitling the Contributor to receive the amount of shares of common stock of the Company awarded as a Bonus, subject to the terms and conditions of this Plan.

            (c) A Stock Appreciation Right ("SAR") is the right of the Contributor to receive an amount of shares of common stock of the Company corresponding to an increase in value of the underlying shares measured from the date of award, subject to the terms and conditions of this Plan.

ss. 3.      ADMINISTRATION BY BOARD

            Subject to Section 4, the Plan shall be administered by the Board of Directors of the Company ("Board"). Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible individuals (as determined pursuant to Section 5 and 6 herein) of the Company and its subsidiaries those Contributors to whom bonuses will be awarded or to whom options and/or SARs will be granted, to determine the timing and manner of the award of the bonuses or the grant and exercise of options and/or SARs, the number of shares to be awarded as bonuses or granted as options and/or SARs to each Contributor, to determine the duration and purpose of leaves of absence which may be granted to Contributors without constituting termination of their employment for purpose of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The

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                       Non-Qualified Stock Incentive Plan
                                     Page 2


            interpretation and construction by the Board of any provisions of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. All actions taken and permitted to be taken in accordance with this Plan shall be taken on a uniform and nondiscriminatory basis. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any bonus awarded or option and/or SAR granted pursuant to the Plan.

ss. 4.      ADMINISTRATION BY COMMITTEE

            The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee (the "Committee") of not less than three individuals, at least two or whom shall be members of the Board, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than three members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. All actions taken and permitted to be taken in accordance with this Plan shall be taken on a uniform and nondiscriminatory basis. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any bonus awarded or option and/or SAR granted pursuant to the Plan.

ss. 5.      ELIGIBILITY

            Any Contributor shall be eligible to receive a bonus and/or an option and/or an SAR under the Plan. A Contributor may receive more than one bonus and/or more than one option and/or more than one SAR under the Plan. Participation in any other benefit plan of the Company shall not make the individual ineligible to participate in this Plan.

ss. 6.      CRITERIA

            The Board, in its sole discretion, shall determine the criteria for the award of a bonus or grant of an option and/or an SAR. The specific guidelines, criteria or measures of performance or eligibility may, but need not, be defined prior to the award of a bonus, option or SAR; the specific guidelines, criteria or measures of performance or eligibility may but need not be applied on different bases for each Contributor or class of Contributors.

ss. 7.      SHARES SUBJECT TO BONUS AND SARs

            The shares available for award of bonuses or grant of options and/or SARs under the Plan shall be restricted shares of the Company's authorized but unissued common stock, par value $.01, or shares of common stock, par value $.01, which have been acquired and are held in its treasury. The aggregate number of shares which may be issued by the Company or transferred from the Company's treasury as bonuses awarded or options and/or SARs granted under the Plan shall not exceed 500,000 shares of common stock (subject to adjustment as provided in Section 8.14) which are hereby reserved. In the event that any outstanding bonus or option and/or SAR under the Plan for any reason expires or terminates or is forfeited or reacquired, the shares of common stock allocable to the unaccepted, expired or terminated portion of the bonus or option and/or SAR shall again be available for bonuses or Options and/or SARs under the Plan as if no bonus or option and/or SAR had been awarded or granted with respect to such shares.

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                      Non-Qualified Stock Incentive Plan
                                     Page 3


ss. 8.      TERMS AND CONDITIONS OF BONUSES AND OPTIONS AND/OR SARS

            Bonuses awarded and options and/or SARs granted under the Plan shall be evidenced by agreements, which agreements need not be identical. Options and/or SARs shall be exercised in accordance therewith upon proper notice to the Company and bonuses shall be accepted and delivered in accordance therewith. The agreements shall be in such form and containing such provisions which are consistent with the Plan as the Board or committee shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

            ss. 8.1     Number of Shares Subject to Bonus, Option or SAR Awards

                        Each bonus and/or each option and/or each SAR agreement shall specify the number of shares subject to the bonus and/or option and/or SAR award.

            ss. 8.2     Valuation

                        (a)   Option Price

                        The purchase price for the shares subject to any option shall not be less than 33.33% of the fair market value ("FMV") of the shares of common stock of the Company on the effective date of the option and in no event shall be less than the par value of the common stock.

                        (b)   Bonus Value

                        The value of the shares subject to any bonus shall be equal in value to a fixed dollar amount and such value shall not be less than 33.33% of the FMV of the shares of common stock of the Company on the date the bonus is awarded and in no event shall be less than the par value of the common stock.

                        (c)   SAR Value

                        The value of an SAR award of stock is equal to the excess of the FMV of one share of stock on the date of the exercise of the SAR less the FMV of one share of stock on the effective date of the award, the result of which is multiplied by the number of shares with respect to which the SAR shall have been exercised.

                        (d)   Fair Market Value ("FMV")

                        The shares subject to the bonus award or the option or SAR grant will be issued under an exemption from the registration requirements of the Securities Act of 1933, as amended, and will not be registered thereunder and will not be freely tradeable. Prices quoted or listed as described in paragraphs 8.2(d)i, ii, iii or iv are therefore not strictly applicable to the determination of FMV for the shares subject to the Plan. The valuation of the shares must take into account such factors as the restricted nature of the shares being acquired, the requirement that the shares may not be resold without an available exemption from the registration requirements of federal and state securities laws, and are subject to a required holding period before they can be resold.

                      Non-Qualified Stock Incentive Plan
                                     Page 4


                        For purposes of the Plan, the FMV of any share of common stock of the Company at any date shall be calculated by means of the applicable section of 8.2(d) i, ii, iii or iv and then reduced by an amount to reflect the considerations of the opening paragraph and 8.2(d) in accord with paragraphs 8.2(a), (b) and/or (c):

                        i. if the common stock is listed on an established stock exchange or exchanges, the last reported sale price per share on the day prior to such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, or

                        ii. if the common stock is not listed on an exchange, the average of the closing bid and asked prices per share for the common stock in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on the day prior to such date, or

                        iii. if the common stock is not listed on an exchange or quoted on NASDAQ and is traded in the over-the-counter market, the average of the closing bid and asked prices per share for the common stock as supplied to the Company from The Pink Sheets, LLC or an independent source, or

                        iv. if the common stock is not listed on an exchange, quoted on NASDAQ, or traded in the over-the-counter market, an amount determined in good faith by the Board or the Committee.

            ss. 8.3     Additional Agreements of Contributor

                        (a) Each Contributor shall agree to render services to the Company or its subsidiaries or affiliates for a period of one year from the date a bonus, option or SAR is awarded, but such agreement shall not obligate the Company or any of its subsidiaries or affiliates to continue to retain the services of the Contributor for any period.

                        (b) Each Contributor shall enter into a confidentiality agreement with the Company prior to the award of a bonus and/or the grant of an option and/or an SAR in addition to the confidentiality agreement entered into upon employment. The additional confidentiality agreement shall contain a clause that upon its breach by the Contributor, the Contributor shall be obligated to return and sell to the Company all shares purchased upon exercise, granted or awarded under this Plan at a price of $.01 per share; the additional confidentiality agreement shall be in a form acceptable to the Board of Directors.

            ss. 8.4     No Transfer of Bonuses or Options and/or SARs

                        No bonus, option or SAR shall be transferable by a Contributor otherwise than by will or the laws of descent and distribution.

            ss. 8.5     Restriction on Issuance of Shares

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                      Non-Qualified Stock Incentive Plan
                                     Page 5


                        The issuance of options and/or SARs, shares awarded as bonuses and shares underlying options and/or SARs shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities.

            ss. 8.6     Investment Representation

                        Any Contributor will be required, as a condition of issuance of shares covered by his or her bonus and/or option and/or SAR, to represent that the shares to be acquired pursuant to acceptance of the bonus or option or SAR will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

            ss. 8.7     Term of Bonus Award or Options or SAR

                        No bonus shall be receivable and no option or SAR shall be exercisable after the expiration of the earliest of:

                        (a) ten years after the date the bonus is awarded or the option or SAR is granted; or

                        (b) three months after the date of termination of the Contributor's rendering of services to the Company and/or its subsidiaries if such termination is for any reason other than total and permanent disability, death, or cause; or

                        (c) the date of termination for cause; if a Contributor's relationship with the Company and its subsidiaries is terminated for cause, as determined by the Board or the Committee, in its sole discretion, all bonuses, options and/or SARs held by such Contributor shall expire on the date of termination of employment and thereafter shall not be exercisable in whole or in part; or

                        (d) one year after the date of termination of the Contributor's rendering of services to the Company and its subsidiaries if such termination is a result of total and permanent disability;

                        provided however, that the agreement for any bonus or option or SAR may provide for shorter periods in each of the foregoing instances. For the purposes of this
                        Section 8.7, "permanent disability" shall mean a disability of the type defined in the applicable section of the Internal Revenue Code of 1986, as amended (the "Code").

            ss. 8.8     Medium and Time of Payment

                        The purchase price for any shares purchased pursuant to exercise of an option or SAR granted under the Plan shall be paid in full upon exercise of the option or SAR in cash, or by check, or, at the discretion of the Board or the Committee, upon such terms and conditions as the Board or the Committee shall approve, including but not limited to payment by surrender to the Company of the common stock of the Company. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any Contributor to finance the Contributor's purchase of shares pursuant to exercise of any option or SAR, on such terms as may be

                      Non-Qualified Stock Incentive Plan
                                     Page 6


                        approved by the Board or the Committee, subject to applicable regulations of any regulatory authority or any other laws or regulations in effect at the time such credit is extended.

            ss. 8.9     Exercise of Options and/or SARs and Award of Bonuses

                        No option or SAR shall be exercisable during the lifetime of an Contributor by any person other than the Contributor. Unless otherwise provided by the Board or the Committee, each option or SAR under the Plan shall become exercisable on a cumulative basis as to 50% of the total number of shares covered thereby at any time immediately after the date the option or SAR is granted and 25% of such total number of shares after the end of each consecutive year thereafter until the option or SAR has become exercisable as to all of such total number of shares. To the extent that a Contributor has the right to exercise an option or SAR and purchase shares pursuant thereto, the option or SAR may be exercised from time to time by written notice to the Company, stating the number of shares being exercised and, (a) if an exercise for an option, accompanied by payment in full of the purchase price for such shares and, (b) if an exercise of an SAR, the notice shall state the amount of the SAR being returned for the proportionate share award.

                        If shares of common stock of the Company are used in part or full payment for the shares to be acquired upon exercise of the option or SAR, such shares shall be valued for the purpose of such exchange as of the date of exercise of the option or SAR in accordance with the provisions of Section 8.2 hereof provided such transaction does not violate Section 16(b) or any other applicable section of the Securities Exchange Act of 1934, as amended, or regulation promulgated thereunder. A certificate(s) for shares of outstanding common stock of the Company used to pay the purchase price shall be accompanied by stock power(s) duly executed and endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed) and instructions to the Company and such other documents as may be required by the Company's counsel. In the event the certificate(s) tendered by the Contributor in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the Contributor to the Company with respect to disposition of the balance of the shares covered thereby.

                        Bonuses may be awarded such that the shares are deliverable concurrently with the award or on a cumulative basis as to percentages of the total number of shares awarded on specified dates, as determined by the Board.

            ss. 8.10    Stock Appreciation Rights

                        Under the Plan, the Board of Directors or the Committee may, but need not, award SARs independent of, instead of or in addition to any or all of the bonuses that may be awarded or options that may be granted. SARs permit the Contributor to receive any appreciation in the value of the shares of common stock underlying the SAR directly from the Company in shares of additional common stock. Under the Plan, a Contributor who has received an SAR may exercise that right, in whole or in part, at any time as provided herein whether or not a bonus has been awarded or an option has been granted.

                      Non-Qualified Stock Incentive Plan
                                     Page 7


                        The amount payable on exercise of an SAR is measured by the increase, on the date of exercise, of the market value of the underlying stock measured from the date of the award.

                        Upon written notice of exercise of an SAR, in accordance with this Plan, the Company shall pay to the Contributor an amount equal to the increase in the FMV of the shares underlying the SAR award on the date of exercise measured from the FMV of the shares underlying the SAR award on the effective date of the SAR award, multiplied by the number of shares with respect to which the SAR shall have been exercised; said amount shall be payable in shares of the common stock of the Company. FMV of the shares shall be determined in accordance with Section 8.2(d) hereof.

            ss. 8.11    No Rights as a Shareholder or Employee

                        A Contributor shall have NO rights as a shareholder of the Company with respect to any shares covered by a bonus or by an option or by an SAR until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 8.14 or for SARs as provided for in this Plan.

                        Nothing in the Plan or in any bonus or option or SAR agreement shall confer upon any Contributor any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate his or her employment at any time.

            ss. 8.12    No Fractional Shares

                        In no event shall the Company issue fractional shares upon the award of a bonus or grant or exercise of an option or an SAR. Any fractional amounts shall be rounded down and shall again be available for bonuses or options or SARs under the plan as if no bonus, option or SAR had been awarded or granted with respect to such fractional shares.

            ss. 8.13    Termination of Rendering of Services, Disability, or
                        Death

                        In the event a Contributor ceases to provide substantial services to the Company and/or its subsidiaries or affiliates for any reason while still living, any bonus, option or SAR or undelivered portion thereof granted to the Contributor may, to the extent such bonus, option or SAR would have been receivable by the Contributor on the date on which he or she ceases to provide such services, be received by the Contributor within 30 days of the date on which he or she ceases to provide such services, but in any event not later than the date of the expiration or termination of the bonus, option or SAR as defined herein or as defined in the Agreement, whichever is sooner. In the event of the death or disability (as defined in the applicable section of the Code) of the Contributor while he or she is providing substantial services to the Company or any of its subsidiaries or within not more than three months after the date on which he or she ceased to provide such services, any bonus awarded or option or SAR granted to the Contributor or planned to be awarded or granted by the Board to him or her on the date of death or disability, may be awarded or granted by the Board to the Contributor or, if the Contributor is then deceased, the Contributor's personal representatives, heirs, legatees, at any time prior to the expiration of three months after the date on which the Contributor ceased to provide such services.

                      Non-Qualified Stock Incentive Plan
                                     Page 8


                        If a Contributor's relationship with the Company and its subsidiaries is terminated for cause, as determined by the Board or the Committee, in its sole discretion, all bonuses, options and/or SARs held by such Contributor shall expire on the date of termination of employment and thereafter shall not be exercisable in whole or in part.

            ss. 8.14    Dilution, Recapitalization or Reorganization of Company

                        Except as otherwise provided herein, appropriate and proportionate adjustment shall be made in the number and class of shares subject to the Plan as bonuses, options or SARs to be awarded or granted under the Plan in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company by the Board. In the event of a liquidation, merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any bonuses, options or SARs theretofore not awarded or granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the bonuses, options or SARs under the Plan or to issue substitute bonuses, options or SARs in place thereof; provided, however, that, notwithstanding the foregoing, if such bonuses, options or SARs would otherwise be cancelled in accordance with the foregoing, the Contributor shall have the right, during a ten day period ending on the fifth business day prior to such liquidation, merger, or consolidation, to accept the Contributor's bonus, option or SAR in whole or in part without regard to any installment provisions in the Contributor's bonus, option or SAR agreement. Such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding and conclusive.

            ss. 8.15 Modifications, Extension, and Renewal of Bonuses or Options and/or SARs

                        Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend, or renew outstanding bonuses awarded or options and/or SARs granted under the Plan, accept the surrender of outstanding bonuses or options and/or SARs (to the extent not theretofore exercised), and authorize the awarding of new bonuses or granting of new options and/or SARs in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of a bonus, option or SAR shall, without the consent of the Contributor, alter or impair any rights of the Contributor under the bonus, option or SAR agreement.

            ss. 8.16    Withholding Taxes

                        The Company shall have the right, at its option, to collect monies in cash or cash equivalents directly from the Contributor for payment of withholding taxes, provided the Company has an obligation to collect any federal or state withholding taxes. In the event the Contributor has paid or made provision for payment of all applicable withholding tax obligations, to the satisfaction of the Board, then the Company may waive its rights of collection in accordance herewith.

                        THE COMPANY RECOMMENDS THAT EACH CONTRIBUTOR CONSULT A TAX ADVISOR TO DETERMINE ALL TAX AFFECTS.

            ss. 8.17    Other Provisions

                      Non-Qualified Stock Incentive Plan
                                     Page 9


                        Each bonus, option or SAR agreement may contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

            ss. 9.      TERMINATION OR AMENDMENT OF PLAN

                        The Board may at any time terminate or amend the Plan; provided that, without approval of the shareholders of the Company, there shall be, except by operation of the provisions of Section 8.14, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive bonuses awarded or options and/or SARs granted under the Plan, and provided further that, without the consent of the Contributor, no amendment may adversely affect any then outstanding bonus, option or SAR.

            ss. 10.     INDEMNIFICATION

                        In addition to such other rights of indemnification as they may have, each and every member of the Board and each and every member of the Committee administering the Plan shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any bonus, option or SAR awarded or granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

            ss. 11.     SHAREHOLDER APPROVAL AND TERM OF PLAN

                        The plan shall be effective as of January 1, 2003 but subject to shareholder approval on either October 22, 2002 or within one year prior to December 31, 2003. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2012.

PROXY     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS      PROXY

                   Please Sign and Return this Proxy Promptly
                              THERMODYNETICS, INC.

                Annual Meeting of Stockholders - October 22, 2002

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John
F. Ferraro and Robert A. Lerman, or any one of them acting in the absence of the other, as attorneys and proxies of the undersigned with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Thermodynetics, Inc., a Delaware corporation, to be held at the Company's principal offices at 651 Day Hill Road, Windsor, Connecticut 06095 at 9:30 A.M. (EST) on Tuesday, October 22, 2002 and at any adjournments thereof, and to vote all shares of stock of said Company standing in the name of the undersigned with all the powers which the undersigned would possess if personally present at such meeting. The undersigned directs that this Proxy be voted as follows:

1.    To elect three (3) directors (Proposal One).

      FOR |_| all nominees listed below
      (except as marked to the contrary below)

      WITHHOLD AUTHORITY |_|
      (to vote for all nominees listed below)

      Nominees: John F. Ferraro, Robert A. Lerman, Anthony C. Mirabella

            If it is desired to withhold authority to vote for any individual nominee, check the FOR box above and strike out the name of the nominee for whom you desire to withhold voting authority.

2.    Approval of the Company's 2002 Incentive Stock Option Plan (Proposal Two).

      FOR |_|                 AGAINST |_|               ABSTAIN |_|

3. Approval of the Company's 2002 Non-Qualified Stock Incentive Plan (Proposal Three).

      FOR |_|                 AGAINST |_|               ABSTAIN |_|

4. In their discretion, on all other matters that may properly come before the meeting.

      AUTHORITY GRANTED |_|         AUTHORITY WITHHELD |_|
                                    (Continued and to be signed on other side)

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE GIVEN FOR ANY ITEM, THIS PROXY WILL BE VOTED FOR THAT ITEM. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING. STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.

                                         Dated:____________________________ 2002


                                         _______________________________________


                                         _______________________________________
                                                (Signature of Stockholder)

                                         Please sign exactly as name appears on
                                         this Proxy. If shares are registered in
                                         more than one name, the signatures of
                                         all such persons are required. A
                                         corporation should sign in its full
                                         corporate name by a duly authorized
                                         officer, stating his title. Trustees,
                                         guardians, executors and administrators
                                         should sign in their official capacity,
                                         giving their full title as such. If a
                                         partnership, please sign in partnership
                                         name by authorized person.

                   PLEASE SIGN AND RETURN THIS PROXY PROMPTLY
 No postage is required if returned in the enclosed envelope and mailed in the
                                 United States
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS